UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38824 (Commission File Number)	83-1476189 (I.R.S. Employer Identification No.)

19951 Mariner Avenue

Torrance, CA 90503

(Address of principal executive offices) (Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per share per share	GOEV	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2024, Canoo Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Pursuant to the Certificate of Amendment, effective as of 8:00 a.m., Eastern Time, on December 24, 2024 (the “Effective Time”), every 20 shares of Common Stock issued and outstanding, including shares of Common Stock held by the Company as treasury shares, will be automatically combined into one share of Common Stock. As of December 18, 2024, the Company had 289,720,778 shares of Common Stock issued and outstanding. The Company’s stockholders of record will receive a cash payment (without interest) in lieu of any fractional shares they would have otherwise been entitled to receive in the Reverse Stock Split.

The Common Stock is expected to begin trading on The Nasdaq Capital Market on a split-adjusted basis at the opening of trading on December 24, 2024. The Common Stock will continue trading on The Nasdaq Capital Market under the symbol “GOEV” with a new CUSIP number (13803R300). The Company’s publicly traded warrants will continue to be traded on The Nasdaq Capital Market under the symbol “GOEVW” and the CUSIP number for the public warrants will remain unchanged. However, under the terms of the applicable warrant agreement, the number of shares of Common Stock issuable on exercise of each warrant will be proportionately decreased. Specifically, following effectiveness of the Reverse Stock Split, every 20 shares of Common Stock that may be purchased pursuant to the exercise of public warrants will represent one share of Common Stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “GOEVW”, every 20 warrants will be exercisable for one share of Common Stock at an exercise price of $5,290.00 per share of Common Stock.

As of the Effective Time, the number of shares of Common Stock available for issuance under the Company’s equity incentive plans and issuable pursuant to equity awards immediately prior to the Reverse Stock Split will be proportionately adjusted by the Reverse Stock Split. The exercise prices of the Company’s outstanding options and equity awards will be adjusted in accordance with their respective terms.

The Reverse Stock Split will affect all record holders of the Common Stock uniformly and will not affect any record holder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares. Holders of Common Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

Revolving Credit Agreement

As previously disclosed, on November 5, 2024, the “Company entered into a Revolving Credit Facility Agreement and related Security Agreement for up to $12 million (the “Secured WC Facility”) with an entity affiliated with Mr. Tony Aquila, the Company’s Chief Executive Officer and Executive Chair, AFV Management Advisors, LLC (“AFV”).

On December 18, 2024, in consideration of a discretionary advance of $2.5 million under the Secured WC Facility, the Company and AFV agreed to amend the collateral package associated with the Secured WC Facility to include substantially all of the assets at the Company’s Pryor, OK location as collateral for the facility.

Oklahoma Facilities

On December 20, 2024, the Company announced that it would be temporarily idling its Oklahoma City and Pryor manufacturing facilities in Oklahoma, resulting in the furloughing of 87 employees for a twelve week period. The Company is also furloughing an additional 13 employees throughout its other locations. These actions are part of the Company’s previously disclosed and ongoing efforts to reduce costs and conserve cash resources while focusing on core operations and capital raising.

As previously disclosed, the Company operates in a capital-intensive industry which requires significant cash to fund our operations and we will need to raise substantial additional capital to fund operations through the end of 2024. While we are in active discussions regarding additional financing, these or other furloughs could have unintended consequences, and if we are unsuccessful in obtaining additional funds on commercially reasonable terms or at all, we likely be unable to satisfy our obligations and may become subject to further litigation or insolvency proceedings. Any of the foregoing would likely have a material adverse effect on the Company’s liquidity, financial condition and results of operations, and may render the Company insolvent and unable to sustain its operations and continue as a going concern, which could result in the loss of all of your investment in our stock.

Item 9.01	Financial Statements and Exhibits..

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Canoo Inc..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the timing and effect of the reverse stock split, availability under the revolving credit facility, the impacts of employee furloughs and cost reduction efforts and statements regarding potential financings. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOO INC.

Date: December 20, 2024	By:	/s/ Kunal Bhalla
		Name:	Kunal Bhalla
		Its:	Chief Financial Officer